Exhibit 99.1

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—UNITED STATES

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2016
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	1,959	(599)	—	556	1	(19)	—	(14)	1,883
Medication Management Solutions	1,779	—	—	—	—	—	—	—	1,779
Diabetes Care	521	—	—	—	—	—	—	—	521
Pharmaceutical Systems	328	—	—	—	—	—	—	—	328
Respiratory Solutions	559	—	—	—	—	(559)	—	—	—

TOTAL	5,144	(599)	—	556	1	(578)	—	(14)	4,510

BD LIFE SCIENCES
Preanalytical Systems	715	—	—	—	—	—	—	—	715
Diagnostic Systems	600	—	—	—	—	—	—	—	600
Biosciences	433	—	—	—	—	—	—	—	433

TOTAL	1,748	—	—	—	—	—	—	—	1,748

BD INTERVENTIONAL
Surgery	—	585	—	498	2	(37)	—	—	1,047
Peripheral Intervention	—	14	—	822	3	—	(158)	—	682
Urology and Critical Care	—	—	—	635	1	—	—	—	635
Legacy Bard Product Groups
Vascular	—	—	637	(637)	—	—	—	—	—
Urology	—	—	636	(636)	—	—	—	—	—
Oncology	—	—	691	(691)	—	—	—	—	—
Surgical Specialties	—	—	480	(480)	—	—	—	—	—
Other	—	—	67	(67)	—	—	—	—	—

TOTAL	—	599	2,511	(556)	5	(37)	(158)	—	2,364

TOTAL UNITED STATES	6,893	—	2,511	—	6	(615)	(158)	(14)	8,622

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—UNITED STATES

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H	J	K=(I-J)/J
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted	PY Comparable Period	Reported % Change
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2017
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	1,968	(591)	—	571	1	—	—	(14)	1,935	1,883	2.8%
Medication Management Solutions	1,843	—	—	—	—	—	—	—	1,843	1,779	3.6%
Diabetes Care	546	—	—	—	—	—	—	—	546	521	4.9%
Pharmaceutical Systems	328	—	—	—	—	—	—	—	328	328	0.1%
Respiratory Solutions	—	—	—	—	—	—	—	—	—	—	NM

TOTAL	4,685	(591)	—	571	1	—	—	(14)	4,652	4,510	3.2%

BD LIFE SCIENCES
Preanalytical Systems	741	—	—	—	—	—	—	—	741	715	3.7%
Diagnostic Systems	622	—	—	—	—	—	—	—	622	600	3.7%
Biosciences	455	—	—	—	—	—	—	—	455	433	4.9%

TOTAL	1,818	—	—	—	—	—	—	—	1,818	1,748	4.0%

BD INTERVENTIONAL
Surgery	—	577	—	511	2	(39)	—	—	1,051	1,047	0.4%
Peripheral Intervention	—	14	—	875	3	—	(173)	—	718	682	5.4%
Urology and Critical Care	—	—	—	681	—	—	—	—	681	635	7.2%
Legacy Bard Product Groups
Vascular	—	—	687	(687)	—	—	—	—	—	—
Urology	—	—	676	(676)	—	—	—	—	—	—
Oncology	—	—	714	(714)	—	—	—	—	—	—
Surgical Specialties	—	—	491	(491)	—	—	—	—	—	—
Other	—	—	71	(71)	—	—	—	—	—	—

TOTAL	—	591	2,638	(571)	5	(39)	(173)	—	2,451	2,364	3.7%

TOTAL UNITED STATES	6,504	—	2,638	—	6	(39)	(173)	(14)	8,921	8,622	3.5%

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE - INTERNATIONAL

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2016
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	1,454	(92)	—	198	(1)	—	—	—	1,559
Medication Management Solutions	419	—	—	—	—	—	—	—	419
Diabetes Care	502	—	—	—	—	—	—	—	502
Pharmaceutical Systems	872	—	—	—	—	—	—	—	872
Respiratory Solutions	263	—	—	—	—	(263)	—	—	—

TOTAL	3,510	(92)	—	198	(1)	(263)	—	—	3,351

BD LIFE SCIENCES
Preanalytical Systems	694	—	—	—	—	—	—	—	694
Diagnostic Systems	701	—	—	—	—	—	—	—	701
Biosciences	685	—	—	—	—	—	—	—	685

TOTAL	2,080	—	—	—	—	—	—	—	2,080

BD INTERVENTIONAL
Surgery	—	87	—	143	(2)	(10)	—	—	218
Peripheral Intervention	—	5	—	466	(3)	—	—	—	468
Urology and Critical Care	—	—	—	300	(1)	—	—	—	299
Legacy Bard Product Groups
Vascular	—	—	355	(355)	—	—	—	—	—
Urology	—	—	281	(281)	—	—	—	—	—
Oncology	—	—	299	(299)	—	—	—	—	—
Surgical Specialties	—	—	143	(143)	—	—	—	—	—
Other	—	—	29	(29)	—	—	—	—	—

TOTAL	—	92	1,107	(198)	(5)	(10)	—	—	986

TOTAL INTERNATIONAL	5,590	—	1,107	—	(6)	(274)	—	—	6,418

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—INTERNATIONAL

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H	J	K=(I-J)/J	L=(I-J-M)/J	M
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted	PY Comparable Period	Reported % Change	FXN % Change	FX Impact
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2017
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	1,529	(95)	—	229	(1)	—	—	—	1,663	1,559	6.7%	8.1%	(23)
Medication Management Solutions	452	—	—	—	—	—	—	—	452	419	7.9%	10.6%	(11)
Diabetes Care	510	—	—	—	—	—	—	—	510	502	1.6%	2.2%	(3)
Pharmaceutical Systems	929	—	—	—	—	—	—	—	929	872	6.6%	7.3%	(6)
Respiratory Solutions	—	—	—	—	—	—	—	—	—	—	NM	NM	—

TOTAL	3,419	(95)	—	229	(1)	—	—	—	3,553	3,351	6.0%	7.3%	(44)

BD LIFE SCIENCES
Preanalytical Systems	730	—	—	—	—	—	—	—	730	694	5.2%	6.8%	(11)
Diagnostic Systems	756	—	—	—	—	—	—	—	756	701	7.9%	8.8%	(6)
Biosciences	684	—	—	—	—	—	—	—	684	685	-0.2%	0.8%	(7)

TOTAL	2,170	—	—	—	—	—	—	—	2,170	2,080	4.3%	5.5%	(24)

BD INTERVENTIONAL
Surgery	—	89	—	169	(2)	(10)	—	—	247	218	12.9%	16.5%	(8)
Peripheral Intervention	—	6	—	518	(3)	—	—	—	521	468	11.1%	12.6%	(7)
Urology and Critical Care	—	—	—	321	—	—	—	—	320	299	7.0%	10.3%	(10)
Legacy Bard Product Groups
Vascular	—	—	398	(398)	—	—	—	—	—	—
Urology	—	—	305	(305)	—	—	—	—	—	—
Oncology	—	—	338	(338)	—	—	—	—	—	—
Surgical Specialties	—	—	169	(169)	—	—	—	—	—	—
Other	—	—	27	(27)	—	—	—	—	—	—

TOTAL	—	95	1,237	(229)	(5)	(10)	—	—	1,088	986	10.3%	12.8%	(24)

TOTAL INTERNATIONAL	5,589	—	1,237	—	(6)	(10)	—	—	6,811	6,418	6.1%	7.6%	(92)

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—TOTAL

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2016
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	3,413	(692)	—	754	—	(19)	—	(14)	3,442
Medication Management Solutions	2,197	—	—	—	—	—	—	—	2,197
Diabetes Care	1,023	—	—	—	—	—	—	—	1,023
Pharmaceutical Systems	1,199	—	—	—	—	—	—	—	1,199
Respiratory Solutions	822	—	—	—	—	(822)	—	—	—

TOTAL	8,654	(692)	—	754	—	(842)	—	(14)	7,861

BD LIFE SCIENCES
Preanalytical Systems	1,409	—	—	—	—	—	—	—	1,409
Diagnostic Systems	1,301	—	—	—	—	—	—	—	1,301
Biosciences	1,119	—	—	—	—	—	—	—	1,119

TOTAL	3,829	—	—	—	—	—	—	—	3,829

BD INTERVENTIONAL
Surgery	—	672	—	641	—	(47)	—	—	1,266
Peripheral Intervention	—	20	—	1,288	—	—	(158)	—	1,150
Urology and Critical Care	—	—	—	935	—	—	—	—	935
Legacy Bard Product Groups
Vascular	—	—	992	(992)	—	—	—	—	—
Urology	—	—	917	(917)	—	—	—	—	—
Oncology	—	—	991	(991)	—	—	—	—	—
Surgical Specialties	—	—	623	(623)	—	—	—	—	—
Other	—	—	95	(95)	—	—	—	—	—

TOTAL	—	692	3,618	(754)	—	(47)	(158)	—	3,350

TOTAL WORLDWIDE	12,483	—	3,618	—	—	(889)	(158)	(14)	15,040

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE - TOTAL

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H	J	K=(I-J)/J	L=(I-J-M)/J	M
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted	PY Comparable Period	Reported % Change	FXN % Change	FX Impact
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2017
BD MEDICAL
Medication Delivery Solutions (previously Medication and Procedural Solutions)	3,497	(685)	—	800	—	—	—	(14)	3,598	3,442	4.5%	5.2%	(23)
Medication Management Solutions	2,295	—	—	—	—	—	—	—	2,295	2,197	4.4%	4.9%	(11)
Diabetes Care	1,056	—	—	—	—	—	—	—	1,056	1,023	3.3%	3.6%	(3)
Pharmaceutical Systems	1,256	—	—	—	—	—	—	—	1,256	1,199	4.8%	5.3%	(6)
Respiratory Solutions	—	—	—	—	—	—	—	—	—	—	NM	NM	—

TOTAL	8,105	(685)	—	800	—	—	—	(14)	8,205	7,861	4.4%	4.9%	(44)

BD LIFE SCIENCES
Preanalytical Systems	1,471	—	—	—	—	—	—	—	1,471	1,409	4.4%	5.2%	(11)
Diagnostic Systems	1,378	—	—	—	—	—	—	—	1,378	1,301	5.9%	6.4%	(6)
Biosciences	1,139	—	—	—	—	—	—	—	1,139	1,119	1.8%	2.4%	(7)

TOTAL	3,988	—	—	—	—	—	—	—	3,988	3,829	4.2%	4.8%	(24)

BD INTERVENTIONAL
Surgery	—	666	—	680	—	(48)	—	—	1,298	1,266	2.6%	3.2%	(8)
Peripheral Intervention	—	19	—	1,393	—	—	(173)	—	1,239	1,150	7.7%	8.3%	(7)
Urology and Critical Care	—	—	—	1,002	—	—	—	—	1,002	935	7.2%	8.2%	(10)
Legacy Bard Product Groups
Vascular	—	—	1,085	(1,085)	—	—	—	—	—	—
Urology	—	—	980	(980)	—	—	—	—	—	—
Oncology	—	—	1,052	(1,052)	—	—	—	—	—	—
Surgical Specialties	—	—	660	(660)	—	—	—	—	—	—
Other	—	—	98	(98)	—	—	—	—	—	—

TOTAL	—	685	3,875	(800)	—	(48)	(173)	—	3,539	3,350	5.6%	6.4%	(24)

TOTAL WORLDWIDE	12,093	—	3,875	—	—	(48)	(173)	(14)	15,732	15,040	4.6%	5.2%	(92)

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—EMERGING & DEVELOPED MARKETS, CHINA

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2016
EMERGING MARKETS	1,904	—	363	—	(29)	(107)	—	—	2,132
DEVELOPED MARKETS	10,579	—	3,254	—	29	(782)	(158)	(14)	12,908
CHINA	663	—	215	—	—	(23)	—	—	855

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE TO COMPARABLE REVENUE—EMERGING & DEVELOPED MARKETS, CHINA

(Unaudited; Amounts in millions)

	A	B	C	D	E	F	G	H	I=A+B+C+D +E+F+G+H	J	K=(I-J)/J	L=(I-J-M)/J	M
	BDX as Reported	BD Realign BUs	Bard as Reported	Bard Realign BUs	Bard Align Region Reporting	Divestiture Adjust	Gore Royalty Classification Adjust	Interco Adjust	Total NewCo as Adjusted	PY Comparable Period	Reported % Change	FXN % Change	FX Impact
		FN#1	FN#2	FN#3	FN#4	FN#5	FN#6	FN#7
12 Months Ended September 30, 2017
EMERGING MARKETS	1,953	—	434	—	(33)	(2)	—	—	2,352	2,132	10.3%	12.0%	(36)
DEVELOPED MARKETS	10,140	—	3,442	—	33	(46)	(173)	(14)	13,380	12,908	3.7%	4.1%	(56)
CHINA	686	—	254	—	—	(1)	—	—	940	855	9.9%	14.5%	(39)

Footnote Explanations

1	Represents re-alignment of certain BD products previously reported in the Medication and Procedural Solutions unit within the BD Medical Segment to the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
2	Represents the as-reported presentation of Bard product revenues, previously defined by disease state, aligned to BD’s fiscal year and quarterly reporting cycle.
3	Represents the re-alignment of certain Bard products to the Medication Delivery Solutions unit (previously Medication and Procedural Solutions) within the BD Medical Segment. In addition, the remaining legacy Bard products have been re-aligned to units within the new BD Interventional Segment. For additional details, see Item 2.02 of the 8-K.
4	Represents re-alignment of Bard country reporting to align to BD’s existing presentation.
5	Represents divestitures of BD Respiratory, Simplest and Spine and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories.
6	Amounts previously reported by Bard as revenue related to the Gore royalty have been reclassified to Other Income to reflect the future reporting classification by BD.
7	Amounts represent revenues recognized between BD and Bard previously recognized as 3rd party revenue, which will be considered as intercompany revenue.